Exhibit 10.1

AMENDMENT NO. 4 TO LOAN AGREEMENT

(Clearfield, Inc.)

Loan No. 20008600879	July 24, 2026

THIS AMENDMENT NO. 4 TO LOAN AGREEMENT dated as of July 24, 2026, by and between Clearfield, Inc., a Minnesota corporation (“Borrower”) and Old National Bank, the successor by merger to Bremer Bank, National Association (“Lender” or "Bank").

RECITALS:

WHEREAS, the Borrower and the Lender are parties to that certain Loan Agreement dated April 27, 2022, as amended by that certain Amendment No. 1 to Loan Agreement dated August 5, 2024, as amended by that certain Amendment No. 2 to Loan Agreement dated April 25, 2025, and as further amended by that certain Amendment No. 3 to Loan Agreement dated April 25, 2026 ("Loan Agreement");

WHEREAS, the Borrower has requested an extension of existing credit from the Lender; and

WHEREAS, the Lender is willing to agree to Borrower’s requests on the condition that the Loan Agreement be amended as provided herein.

NOW, THEREFORE, in consideration of the above premises and for other good and valuable consideration, the receipt of which is hereby acknowledged by each of the parties hereto, the Loan Agreement is hereby amended as follows:

1.       Definitions.

(a) All capitalized terms used herein shall have the meaning ascribed to them in the Loan Agreement unless otherwise specifically defined herein.

(b) The following new Subsections are hereby added to Section 1 of the Loan Agreement to provide as follows:

“1.17 Certificate of Authority. A Certificate of Authority of the Borrower in form provided by the Lender to be executed in connection with Amendment No. 4 to Loan Agreement.”

“1.18 Amendment No. 4 to Loan Agreement. That certain Amendment No. 4 to Loan Agreement dated July 24, 2026 executed by the Borrower and the Lender (“Amendment No. 4 to Loan Agreement”).”

2.       Amendment. Section 2.5 of the Loan Agreement is hereby amended and restated to provide as follows:

AMENDMENT NO. 4 TO LOAN AGREEMENT

(Clearfield, Inc.)

Loan No. 20008600879	July 24, 2026

“2.5 Maturity. All unpaid principal and all interest accrued on the Note shall be due and payable in full on November 21, 2026 (“Note Termination Date”).”

3.       Security Agreement. The Borrower confirms that the obligations of the Borrower to the Lender hereunder and pursuant to the Note constitute “Obligations” within the meaning of that certain Security Agreement issued by the Borrower in favor of the Lender dated April 27, 2022 and the Security Agreement is hereby modified accordingly. The Borrower further confirms that upon an occurrence of an "Event of Default" hereunder or under the Note, it shall constitute an Event of Default under the Security Agreement and will entitle the Lender to exercise all of its rights and remedies under the Security Agreement and applicable law. In addition to the Note, the Security Agreement secures all obligations, debts and liabilities, plus interest thereon, of Borrower to Lender, or any one or more of them, as well as all claims by Lender against Borrower or any one or more of them, whether now existing or hereafter arising, whether related or unrelated to the purpose of the Note, whether voluntary or otherwise, whether due or not due, direct or indirect, determined or undetermined, absolute or contingent, liquidated or unliquidated, whether Borrower may be liable individually or jointly with others, whether obligated as guarantor, surety, accommodation party or otherwise, and whether recovery upon such amounts may be or hereafter may become barred by any statute of limitations, and whether the obligation to repay such amounts may be or hereafter may become otherwise unenforceable.

4.       Reimbursement of Costs and Expenses. The Borrower shall promptly reimburse Lender for any and all reasonable expenses, fees and disbursements, including attorneys' fees, incurred in connection with the preparation and performance of this Amendment No. 4 to Loan Agreement and the instruments and documents related thereto, and all expenses of collection of any loans made or to be made hereunder, including reasonable attorneys' fees.

5.       Effective Date. The amendment provided for herein shall be effective as of the date hereof, except as specifically provided for herein.

6.       No Defaults. After giving effect to this Amendment No. 4 to Loan Agreement, the Borrower hereby represents and warrants to the Lender that no Default or Event of Default has occurred or is continuing under the Loan Agreement, as amended hereby, and no event has occurred which with the passage of time or giving of notice would mature into a Default or an Event of Default.

7.       References. All references in the Note and all other Loan Documents to the Loan Agreement shall mean the Loan Agreement as amended by this Amendment No. 4 to Loan Agreement.

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AMENDMENT NO. 4 TO LOAN AGREEMENT

(Clearfield, Inc.)

Loan No. 20008600879	July 24, 2026

8.       Representations and Warranties. The Borrower hereby restates and reaffirms to the Lender all the representations and warranties contained in the Loan Agreement the same as if made on the date hereof and fully set forth herein. Borrower further confirms, acknowledges and agrees that it has waived for the benefit of the Lender and its successors and assigns, all defenses, offsets, counterclaims and causes of action of every kind and character it may have had, may now have or may have in the future with respect to its obligations to pay and perform under the Note, the Loan Agreement and the Loan Documents or the transactions evidenced or secured thereby.

9.       No Other Amendments. Except as specifically amended herein, all of the terms, covenants and conditions of the Loan Agreement remain in full force and effect.

10.       Recitals. The above recitals are true and correct as of the date hereof and constitute a part of this Agreement.

11.       Counterparts. This Amendment No. 4 to Loan Agreement may be signed in any number of counterparts, including electronic and facsimile counterpart signatures, each of which shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

(signature page to follow)

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AMENDMENT NO. 4 TO LOAN AGREEMENT

(Clearfield, Inc.)

Loan No. 20008600879	July 24, 2026

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 4 to Loan Agreement as of the date and year first written above.

Clearfield, Inc.

By	/s/ Daniel R. Herzog
Daniel R. Herzog Its Chief Financial Officer

Old National Bank

By	/s/ Tim O’Connor
Its Senior Vice President

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